                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                  Amendment No. 1
                                       to

                                    FORM 8-K/A




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 18, 1997



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        1-12733                                       41-1746238
 (Commission File Number)                 (I.R.S. Employer Identification No.)




                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA   55402
               (Address of Principal Executive Officers)    (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

This Amendment No. 1 to Form 8-K is being filed to include the unaudited interim financial statements of Automotive Products Company for the three months ended March 31, 1996 and 1997. To that end, Item 7. set forth in the Registrant's Current Report on Form 8-K, dated as of April 18, 1997 (the "Original Form 8-K"), and as filed with the Commission on May 2, 1997, is hereby amended and restated in its entirety to read as follows:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) FINANCIAL STATEMENTS. The following financial statements are filed as part of this Form 8-K:

               Audited Financial Statements                            Page
               ----------------------------                            ----
               -  Report of Independent Public Accountants             F-1*
               -  Combined Balance Sheets as of December 31, 1995
                  and 1996                                             F-2*
               -  Combined Statements of Operations for each of the
                  three years in the period ended December 31, 1996    F-3*
               -  Combined Statements of Cash Flows for each of the
                  three years in the period ended December 31, 1996    F-4*
               -  Notes to Combined Financial Statements               F-5*

               Unaudited Interim Financial Statements                  Page
               --------------------------------------                  ----
               -  Condensed Combined Balance Sheet as of
                  March 31, 1997                                      IF-1**
               -  Condensed Combined Statements of Operations
                  for the three months ended March 31, 1996
                  and 1997                                            IF-2**
               -  Condensed Combined Statements of Cash Flows
                  for the three months ended March 31, 1996
                  and 1997                                            IF-3**
               -  Notes to Condensed Combined Financial Statements    IF-4**

          (b) PRO FORMA FINANCIAL INFORMATION. See the attached pro forma financial information relating to the APC Acquisition and certain other transactions completed in the year ended December 31, 1996 (pages PF-1 to PF-5)*.

          (c)  EXHIBITS

               2.1 Asset Purchase Agreement, dated January 27, 1997 by and among A.O. Smith Corporation, A.O. Smith Enterprises Ltd., Tower Automotive Acquisition, Inc., Tower Automotive, Inc. and R.J. Tower Corporation (incorporated by reference to Exhibit 2.1 of the Company's Form S-3 Registration Statement (Registration No. 333-21943)).*

               23.1 Consent of Arthur Andersen LLP.*
          ----------------
          * Previously filed with the Original Form 8-K.
          **Filed herewith.

                               *     *     *     *

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TOWER AUTOMOTIVE, INC.



DATE:  October 16, 1998                 BY: /s/ Anthony A. Barone
                                           ------------------------------------
                                        NAME:     ANTHONY A. BARONE
                                        TITLE:    VICE PRESIDENT AND CHIEF
                                                  FINANCIAL OFFICER (PRINCIPAL
                                                  ACCOUNTING AND FINANCIAL
                                                  OFFICER)

                            AUTOMOTIVE PRODUCTS COMPANY
                       (A DIVISION OF A.O. SMITH CORPORATION)

                         CONDENSED COMBINED BALANCE SHEETS
                               (AMOUNTS IN THOUSANDS)

                                                                 December 31,   March 31,
                                                                     1996         1997
                                                                     ----         ----
                                                                               (unaudited)
                          ASSETS
Current assets:
  Accounts receivable, net of reserves of $2,200 and $1,700       $  68,827     $  88,540
  Inventories                                                        32,883        37,904
  Other current assets                                               61,832        83,718
  Deferred income tax benefit                                         7,600         7,600
                                                                  ---------     ---------
    Total current assets                                            171,142       217,762
Net property, plant and equipment                                   407,549       430,744
Other assets, net                                                    22,620        28,339
                                                                  ---------     ---------
                                                                  $ 601,311     $ 676,845
                                                                  ---------     ---------
                                                                  ---------     ---------

LIABILITIES AND PARENT COMPANY INVESTMENT
Current liabilities:
  Accounts payable                                                $  69,485     $  67,493
  Accrued liabilities                                                37,835        21,419
                                                                  ---------     ---------
    Total current liabilities                                       107,320        88,912
Postretirement benefit obligation                                    65,677        66,313
Deferred income taxes                                                29,500        29,500
Other noncurrent liabilities                                         15,500        15,500
Parent company investment                                           383,314       476,620
                                                                  ---------     ---------
                                                                  $ 601,311     $ 676,845
                                                                  ---------     ---------
                                                                  ---------     ---------


      The accompanying notes are an integral part of these condensed combined statements.

                            AUTOMOTIVE PRODUCTS COMPANY
                       (A DIVISION OF A.O. SMITH CORPORATION)

                    CONDENSED COMBINED STATEMENTS OF OPERATIONS
                         (AMOUNTS IN THOUSANDS - UNAUDITED)



                                                            Three Months Ended
                                                                 March 31,
                                                           ----------------------
                                                              1996         1997
                                                              ----         ----
Revenues                                                   $230,939      $237,298
Cost of sales                                               204,514       210,874
                                                           --------      --------
  Gross profit                                               26,425        26,424
Selling, general and administrative expenses                 10,027         9,398
                                                           --------      --------
  Operating income                                           16,398        17,026
Interest expense                                              1,707         2,339
                                                           --------      --------
  Income before provision for income taxes                   14,691        14,687
Provision for income taxes                                    6,000         6,000
                                                           --------      --------
  Net income                                               $  8,691      $  8,687
                                                           --------      --------
                                                           --------      --------



      The accompanying notes are an integral part of these condensed combined statements.

                            AUTOMOTIVE PRODUCTS COMPANY
                       (A DIVISION OF A.O. SMITH CORPORATION)

                    CONDENSED COMBINED STATEMENTS OF CASH FLOWS
                         (AMOUNTS IN THOUSANDS - UNAUDITED)


                                                                                         Three Months Ended
                                                                                             March 31,
                                                                                       -----------------------
                                                                                         1996           1997
                                                                                         ----           ----
Operating activities:
  Net income                                                                           $  8,691       $  8,687
  Adjustments to reconcile net income to net cash provided by
   (used in) operating activities-
    Depreciation and amortization                                                        12,923         12,599
    Changes in other operating items                                                    (20,095)       (64,672)
                                                                                       --------       --------
  Net cash provided by (used in) operating activities                                     1,519        (43,386)
                                                                                       --------       --------

Investing activities:
  Capital expenditures, net                                                             (20,694)       (35,794)
  Investments in unconsolidated subsidiary                                                   --         (5,439)
                                                                                       --------       --------
    Net cash used in investing activities                                               (20,694)       (41,233)
                                                                                       --------       --------

Financing activities:
  Advances from parent                                                                   19,175         84,619
                                                                                       --------       --------
Net change in cash                                                                           --             --

Cash:
  Beginning of period                                                                        --             --
                                                                                       --------       --------
  End of period                                                                           $  --          $  --
                                                                                       --------       --------
                                                                                       --------       --------


      The accompanying notes are an integral part of these condensed combined statements.

                            AUTOMOTIVE PRODUCTS COMPANY
                       (A DIVISION OF A.O. SMITH CORPORATION)

                  NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS


1. During the periods presented, Automotive Products Company (APC or the Company) was a division of A.O. Smith Corporation (A.O. Smith or Parent). On January 27, 1997, a wholly owned subsidiary of R.J. Tower Corporation (R.J. Tower) agreed to acquire and assume substantially all of the assets and liabilities of APC (the Acquisition). R.J. Tower is a wholly owned subsidiary of Tower Automotive, Inc. (Tower). The Acquisition was completed on April 18, 1997. The aggregate purchase price consisted of approximately $700 million in cash, including an estimate of certain adjustments associated with the net assets of APC at closing, as defined. The assets and liabilities of APC as of March 31, 1997 have not been adjusted to reflect the Acquisition.

     The accompanying financial statements reflect the financial position, operations and cash flows of the operations conducted by APC to be acquired by R.J. Tower and include the accounts of APC, a division of A.O. Smith, as well as the following operations:

     - The automotive products division of A.O. Smith Enterprises Ltd., a Canadian corporation and a wholly owned subsidiary of the Parent.

     - A.O. Smith do Brasil Industria E. Comerico Ltda., a Brazilian limited liability company.

     All significant intercompany accounts and transactions have been eliminated in combination.

     The accompanying condensed and consolidated financial statements have been prepared by APC without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The information furnished in the condensed consolidated financial statements includes normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. Although the Company believes that the disclosures are adequate to make the information presented not misleading, it is suggested that these condensed consolidated financial statements be read in conjunction with the audited financial statements and the notes thereto included in Tower's Form 8-K filed on May 2, 1997.

     Revenues and operating results for the three months ended March 31, 1997 are not necessarily indicative of the results to be expected for the full year.

2.   Inventories consisted of the following (in thousands):

                                          December 31,   March 31,
                                             1996          1997
                                             ----          ----
          Raw materials                  $  15,292       $  13,739
          Work in process                   23,402          28,162
          Finished goods                     9,975          12,535
          LIFO reserve                     (15,786)        (16,532)
                                         ---------       ---------
                                         $  32,883       $  37,904
                                         ---------       ---------
                                         ---------       ---------

                            AUTOMOTIVE PRODUCTS COMPANY
                       (A DIVISION OF A.O. SMITH CORPORATION)

            NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)


3.   Supplemental Cash Flow Information (in Thousands):

                                                       Three Months
                                                       Ended March 31,
                                                  -----------------------
                                                    1996           1997
                                                    ----           ----
          Cash paid for -
            Interest                              $  2,029       $  3,206
            Income taxes                                 0            136

                                     IF-6